                                                   Distribution Date:   8/6/2002
                                                                     Page 1 of 2
 EXHIBIT 99
 Chrysler Financial
 DaimlerChrysler Auto Trust 2002-A Monthly Servicer's Certificate (HO)
--------------------------------------------------------------------------------

       Payment Determination Statement Number                               3.00
       Distribution Date                                                8/6/2002


       DATES COVERED                                              FROM AND INCLUDING              TO AND INCLUDING
       -------------                                              ------------------              ----------------
            Collections Period                                               7/1/2002                    7/31/2002
            Accrual Period                                                   7/8/2002                     8/5/2002
            30/360 Days                                                            30
            Actual/360 Days                                                        29


                                                                           NUMBER OF
       COLLATERAL POOL BALANCE DATA                                        ACCOUNTS                   $ AMOUNT
       ----------------------------                                        --------                   --------
       Pool Balance - Beginning of Period                                    140,070              2,318,026,786.05
       Collections of Installment Principal                                                          52,358,894.02
       Collections Attributable to Full Payoffs                                                      20,555,222.74
       Principal Amount of Repurchases                                                                           -
       Principal Amount of Gross Losses                                      248,965                    885,393.30
                                                                                                  ----------------

       Pool Balance - End of Period                                          138,231              2,244,227,275.99
                                                                                                  ================



       POOL STATISTICS                                                                              END OF PERIOD
       ---------------                                                                              -------------
       Initial Pool Balance (Pool Balance at the Purchase Date)                                   2,504,880,990.65
       Pool Factor (Pool Balance as a Percent of
        Initial Pool Balance)                                                                                 0.90

       Ending O/C Amount                                                                            140,420,206.88
       Coverage Ratio (Ending Pool Balance as a
        Percent of Ending Securities)                                                                         1.07

       CUMULATIVE NET LOSSES                                              156,692.05                    497,636.49
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                   0.00
       Cumulative Recovery Ratio                                                                              0.56
       60+ Days Delinquency Amount                                                                    4,620,778.34
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                0.00

       Weighted Average APR                                                                                   0.06
       Weighted Average Remaining Term (months)                                                              47.73
       Weighted Average Seasoning (months)                                                                    8.69



                                                   Distribution Date:   8/6/2002
                                                                     PAGE 2 OF 2
 Chrysler Financial
 DAIMLERCHRYSLER AUTO TRUST 2002-A MONTHLY SERVICER'S CERTIFICATE (HO)
--------------------------------------------------------------------------------

Cash Sources
     Collections of Installment Principal                                 52,358,894.02
     Collections Attributable to Full Payoffs                             20,555,222.74
     Principal Amount of Repurchases                                                  -
     Recoveries on Loss Accounts                  92,273.38                  544,448.86
     Collections of Interest                                              13,012,720.57
     Investment Earnings                                                     101,098.63
     Reserve Account                                                       5,958,500.00
     Total Sources                                                        92,530,884.82
                                                                 -----------------------


                                                                 =======================

Cash Uses
     Servicer Fee                                                          1,931,688.99
     Note Interest                                                         5,865,398.97
     Reserve Fund                                                          5,958,500.00
     O/C Release to Seller                                                            -
     Note Principal                                                       78,775,296.86
     Total Cash Uses                                                      92,530,884.82
                                                                 -----------------------

                                                                 =======================

Administrative Payment
TOTAL PRINCIPAL AND INTEREST SOURCES                                      92,530,884.82
-------------------------------------
Investment Earnings in Trust Account                                        (101,098.63)
Daily Collections Remitted                                               (81,116,601.40)
Cash Reserve in Trust Account                                             (5,958,500.00)
Servicer Fee (withheld)                                                   (1,931,688.99)
O/C Release to Seller                                                                 -
                                                                 ----------------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                   3,422,995.80
                                                                 ======================


 O/C Release       (Prospectus pg S16)
 POOL BALANCE                                                          2,244,227,275.99
 ------------
 Yield Supplement O/C Amount                                             (30,307,838.31)
 Adjusted Pool Balance                                                 2,213,919,437.68

 Total Securities                                                      2,103,807,069.11
                                                                 ----------------------

                                                                 ======================
 Adjusted O/C Amount                                                     110,112,368.57

 O/C Release Threshold                                                    88,556,777.51

 O/C Release Period?  (A1 Notes Matured)   No

 O/C Release                                                                          -




                                        Beginning               Ending             Principal     Principal per
                                         Balance               Balance              Payment        $1000 Face
                                   -----------------     ------------------------------------------------------
NOTES & CERTIFICATES
Class A-1  506,000,000.00  @ 1.95%    305,182,365.97        226,407,069.11       78,775,296.86       155.68
Class A-2  777,000,000.00  @ 2.90%    777,000,000.00        777,000,000.00               -              -
Class A-3  599,000,000.00  @ 3.85%    599,000,000.00        599,000,000.00               -              -
Class A-4  424,000,000.00  @ 4.49%    424,000,000.00        424,000,000.00               -              -
Certificates                           77,400,000.00         77,400,000.00               -              -
                                   -----------------     -------------------------------------
    Total Securities                2,182,582,365.97      2,103,807,069.11       78,775,296.86
                                   =================     =====================================


                                               Interest     Interest per
                                               Payment       $1000 Face              Original
                                           -------------------------------
NOTES & CERTIFICATES
Class A-1  506,000,000.00  @ 1.95%            479,390.63        0.95                506,000,000.00
Class A-2  777,000,000.00  @ 2.90%          1,877,750.00        2.42                777,000,000.00
Class A-3  599,000,000.00  @ 3.85%          1,921,791.67        3.21                599,000,000.00
Class A-4  424,000,000.00  @ 4.49%          1,586,466.67        3.74                424,000,000.00
Certificates                                           -                             77,400,000.00
                                           -------------                        ------------------
    Total Securities                        5,865,398.97                          2,383,400,000.00
                                           =============                        ==================



* Class A-1 Interest is computed on an Actual/360 Basis.
Days in current period   29
                        ----